UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2017

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32597 (Commission File Number)	20-2697511 (I.R.S. Employer Identification No.)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

On July 25, 2017, the board of directors (the “Board”) of CF Industries Holdings, Inc. (the “Company”) approved, and the Company and Computershare Trust Company, N.A., as rights agent under the Company’s Tax Benefits Preservation Plan, dated as of September 6, 2016 (the “Agreement”), entered into, an amendment to the Agreement (the “Amendment”). The Amendment changed the final expiration date with respect to the Company’s preferred stock purchase rights (the “Rights”) issued under the Agreement from (a) 5:00 P.M., New York City time, on September 5, 2017, or such later date and time (but not later than 5:00 P.M., New York City time, on September 5, 2019) as may be determined by the Board and approved by the stockholders of the Company by a vote of the majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of the stockholders of the Company prior to 5:00 P.M., New York City time, on September 5, 2017 to (b) 4:00 P.M., New York City time, on July 25, 2017. In accordance with the terms of the Agreement as amended by the Amendment (the “Amended Agreement”), all of the Rights then outstanding expired at 4:00 P.M. (New York City time) on July 25, 2017, and no Rights are to be issued from and after that time.

The description of the Amendment in this Item 3.03 is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 4.2 to this report and incorporated herein by reference.

Computershare is the transfer agent and registrar for the Company’s common stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 25, 2017, the Company filed with the Secretary of State of the State of Delaware a certificate of elimination that, effective upon filing, eliminated from the Company’s certificate of incorporation all matters set forth in the certificate of designations with respect to the Company’s Series B Junior Participating Preferred Stock (the “Series B Junior Participating Preferred Stock”). No shares of the Series B Junior Participating Preferred Stock were issued and outstanding at the time of the filing of the certificate of elimination. A copy of the certificate of elimination is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 25, 2017, the Company issued a press release relating to the Amendment. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Exhibit 99.1 to this report and the information set forth and incorporated by reference in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Elimination of Series B Junior Participating Preferred Stock of CF Industries Holdings, Inc.

3.2	Second Amended and Restated Certificate of Incorporation, as amended

4.1

Tax Benefits Preservation Plan, dated as of September  6, 2016, between CF Industries Holdings, Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to CF Industries Holdings, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2016, File No. 001-32597)

4.2	First Amendment to Tax Benefits Preservation Plan, dated as of July 25, 2017, by and between CF Industries Holdings, Inc. and Computershare Trust Company, N.A.

4.3	Specimen common stock certificate

99.1	Press release dated July 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2017	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
Douglas C. Barnard
Senior Vice President, General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Elimination of Series B Junior Participating Preferred Stock of CF Industries Holdings, Inc.

3.2	Second Amended and Restated Certificate of Incorporation, as amended

4.1

Tax Benefits Preservation Plan, dated as of September  6, 2016, between CF Industries Holdings, Inc. and Computershare Trust Company, N.A. (incorporated by reference to Exhibit 4.1 to CF Industries Holdings, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 7, 2016, File No. 001-32597)

4.2	First Amendment to Tax Benefits Preservation Plan, dated as of July 25, 2017, by and between CF Industries Holdings, Inc. and Computershare Trust Company, N.A.

4.3	Specimen common stock certificate

99.1	Press release dated July 25, 2017